UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

CNL LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Earnings Call

On August 15, 2012, at 2:00 p.m. Eastern time, the Company will hold a conference call to review its second quarter 2012 financial results and highlight portfolio performance (the “Earnings Call”). Reference is made to the press release relating to the Earnings Call furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information related to the Earnings Call in this Item 8.01 on Current Report on Form 8-K, including exhibits, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference.

Item	9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated July 30, 2012 providing notice of the Company’s second quarter 2012 earnings conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2012	CNL LIFESTYLE PROPERTIES, INC.

	By:	/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President, Chief Financial Officer and Treasurer